Exhibit 10.4

FORM OF WARRANT

No. W- 2003 -	Shares

This certifies that, for value received,                                                     or its registered assigns (the “holder”), upon due exercise of this warrant (this “Warrant”), is entitled to purchase from DepoMed, Inc., a California corporation (the “Company”), at any time on or after July 21, 2003 (the “Initial Exercise Date”), and before the close of business on April 21, 2008, or if not a business day in San Francisco, California and New York, New York (a “Business Day”), the next following Business Day (the “Expiration Date”), all or any part of                    fully paid and nonassessable Shares (the “Warrant Shares”) of the Common Stock, no par value, of the Company (“Common Stock”), at a purchase price of $2.16 per share (the “Purchase Price”).  Both the Purchase Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment as provided below.

The holder hereof and all subsequent holders of this Warrant shall be entitled to all rights and benefits provided to the holder or holders hereof pursuant to the terms of this Warrant.

SECTION 1.  Exercise of Warrant.

(a)           The holder of this Warrant may, at any time on or after the Initial Exercise Date and on or before the Expiration Date, exercise this Warrant in whole at any time or in part from time to time (but not for less than 1,000 Warrant Shares or Warrant Securities, unless this Warrant is then exercisable for fewer than 1,000 Warrant Shares or Warrant Securities and is exercised in full) for the purchase of the Warrant Shares or other securities which such holder is then entitled to purchase hereunder (“Warrant Securities”) at the Purchase Price per Warrant Share or other Warrant Security then in effect.  To exercise this Warrant, the holder must deliver to the Company at the address specified in Section 6(i) below (i) a completed written notice of such holder’s election to exercise this Warrant in the form attached hereto (a “Notice of Exercise”), (ii) payment of the Purchase Price then in effect multiplied by the number of Warrant Shares or Warrant Securities being purchased, payable in the form of a certified or bank cashier’s check or wire transfer, (unless exercise is pursuant to a Cashless Exercise as described in subsection (b) below), and (iii) this Warrant; provided, however, that if such Warrant Shares or Warrant Securities have not then been registered under the Securities Act or applicable state securities laws, the Company may require that such holder furnish to the Company a written statement that such holder is purchasing such Warrant Shares or Warrant Securities for such holder’s own account for investment and not with a view to the distribution thereof, that none of such shares will be offered or sold in violation of the provisions of the Securities Act and applicable state securities laws and as to such other customary matters relating to the holder as the Company may reasonably request and as are required under applicable law for the issuance of such Warrant Shares or Warrant Securities without registration under the Securities Act and applicable state securities laws. Upon receipt of such items, the Company shall, as promptly as practicable but no later than three (3) business days thereafter, execute or cause to be executed and deliver to such holder a certificate or certificates representing the aggregate number of Warrant Shares (or, if applicable, Warrant Securities) specified in the Notice of Exercise.

No fractional Warrant Shares or Warrant Securities will be issued upon the exercise of this Warrant.  Instead, the Company shall pay cash for any fraction of a share which otherwise would be issuable upon exercise in an amount equal to the same fraction multiplied by the Current Market Price (as defined below) per Warrant Share or Warrant Security, as the case may be, on the day of exercise.  If this Warrant is exercised only in part, the Company shall deliver to the holder a new Warrant evidencing the rights of such holder to purchase the remaining Warrant Shares called for by this Warrant at the same time the Company delivers the certificate or certificates for the Warrant Shares or Warrant Securities being issued.  The new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation of the partial exercise of the Warrant may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of certificates for Warrant Shares or Warrant Securities under this Section, except that, if the holder requests that the certificates be registered in a name or names other than the name of the holder, the holder must pay the Company an amount sufficient to pay all stock transfer taxes payable upon the execution and delivery of such share certificates in such other name(s).  The holder must pay such amount for taxes at the time of delivering the Notice of Exercise.

The Company represents, warrants, covenants and agrees that (a) it shall at all times prior to the exercise of this Warrant reserve and keep available for issuance sufficient shares of Common Stock or Warrant Securities, as the case may be, for issuance upon the exercise hereof, and (b) all such Warrant Shares or Warrant Securities issuable upon any exercise of this Warrant in accordance herewith shall be validly authorized and issued, fully paid and nonassessable upon such issuance.

This Warrant shall not entitle the holder hereof to any of the rights of a shareholder of the Company by virtue of such holder’s ownership hereof prior to exercise in the manner herein provided.

(b)           Notwithstanding anything in subsection (a) to the contrary, the holder of this Warrant may elect to exercise this Warrant in whole at any time or in part from time to time (but not for less than 1,000 Warrant Shares or Warrant Securities, unless the Warrant is then exercisable for fewer than 1,000 Warrant Shares or Warrant Securities and is exercised in full), on or after the Initial Exercise Date and on or before the Expiration Date, by the surrender of this Warrant to the Company at the address set forth in subsection 6(i) hereof together with a completed cashless exercise form in the form attached (a “Cashless Exercise”).   The Company’s acceptance of this Warrant and the cashless exercise form shall be deemed a waiver by the Company, and the satisfaction and payment in full, of the holder’s obligation to pay the Purchase Price for the Warrant Shares or Warrant Securities being purchased.  In the event of a Cashless Exercise, the Holder shall receive the number of Warrant Shares or Warrant Securities subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price per share of the Common Stock (or Warrant Securities) and the Purchase Price per the applicable security, and the denominator of which shall be the then Current Market Price per share of the Common Stock (or such Warrant Securities). For purposes hereof, the “Current Market Price” shall be the last sale price of the Common Stock (or Warrant Securities) on the last trading day prior to the date of exercise or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock (or Warrant Securities) on such day, in either case as reported by the American Stock Exchange (“AMEX”), or another similar organization or quotation system on which such securities are then listed or quoted, or if the Common Stock (or Warrant Securities) are not reported on AMEX or another similar organization or quotation system, the high per share bid price for the Common Stock (or Warrant Securities) in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock (or Warrant Securities) as determined in good faith by the Board of Directors, subject to the right of the holder to contest and appoint an appraiser to make such determination.  The costs and expenses of such appraisal shall be borne equally by the Company and the holder(s) contesting the Company’s determination.

SECTION 2.  Transfer, Division and Combination.

The Company shall maintain a register for the registration of, and registration of transfers of, the Warrants at its principal executive office listed in Section 6(i). The register also shall include the name and address of each holder of one or more Warrants, each transfer thereof and the name and address of each transferee of one or more Warrants.  Prior to due presentment for registration of transfer, the person in whose name any Warrants are then registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give a complete and correct copy of the names and addresses of all registered holders of Warrants to any holder of a Warrant without charge promptly upon request therefore.

Subject to the provisions of Section 3, upon surrender of any Warrant to the Company at its office specified in Section 6(i) for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Warrant or his duly authorized attorney and accompanied by the address for notices of each transferee of such Warrant or part thereof), the Company shall execute and deliver, at the Company’s expense, one or more new Warrants (as requested by the holder thereof) in exchange therefor, exercisable for an aggregate number of Warrant Shares equal to the number of shares for which the surrendered Warrant is exercisable and issued to such person or persons as such holder may request, which Warrant or Warrants shall in all other respects be identical to this Warrant.

Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Warrant is, or is a nominee for, an original holder, such person’s own unsecured agreement of indemnity shall be deemed by the Company to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver to the registered holder, in lieu thereof, a new Warrant identical in all respects to such lost, stolen, destroyed or mutilated Warrant.

SECTION 3.  Compliance with Securities Act; Restrictions on Transfer and Sale.

(a)           Each certificate for Warrant Shares (or Warrant Securities) initially issued upon the exercise of this Warrant and each certificate for Warrant Shares (or Warrant Securities)

issued to permitted transferees of any such certificate, in each case, if issued prior to the effectiveness of the Registration Statement (as defined in the Securities Purchase Agreement between the Company and the original holder hereof relating to the purchase and issuance of certain shares of Common Stock and this Warrant (the “Purchase Agreement”)) shall be stamped or otherwise imprinted with legend in substantially the following form, unless otherwise permitted by this Section 3:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO A REGISTERED OFFERING OR BY TRANSFER EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

(b)           The holder understands that any Warrant Shares (or Warrant Securities) which may be acquired upon exercise of this Warrant shall be entitled to certain registration rights provided for in the Purchase Agreement.

SECTION 4.  Adjustment of Purchase Price.

(a)           The Purchase Price and the number of Warrant Shares and the number or type or amount of any Warrant Securities and property for which this Warrant may be exercisable (or which may be issued to the holder upon exercise) shall be subject to adjustment from time to time effective upon each occurrence of any of the following events.

(i)            If the Company shall declare or pay any dividend with respect to its Common Stock payable in shares of Common Stock, subdivide the outstanding Common Stock into a greater number of shares of Common Stock, or reduce the number of shares of Common Stock outstanding (whether by stock split, reverse stock split, reclassification or otherwise than by repurchase of its Common Stock, a “Stock Split”), the Purchase Price and number of Warrant Shares or Warrant Securities issuable upon exercise of this Warrant shall be appropriately adjusted so that the holder hereof shall receive upon exercise of this Warrant, for the same aggregate consideration provided herein, the same number of shares of Common Stock or other securities (plus cash in lieu of fractional securities) as the holder would have received as a result of such Stock Split had such holder exercised this Warrant in full immediately prior to such Stock Split.

(ii)           If the Company shall merge or consolidate with or into one or more corporations, limited liability companies or partnerships and the Company is the sole surviving entity, or the Company shall adopt a plan of recapitalization or reorganization in which the Common Stock (or Warrant Securities then issuable upon exercise hereof) is exchanged for or changed into another class of stock or other security or cash or property, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled to receive upon exercise of this Warrant, in lieu of the number of shares of Common Stock or Warrant Securities as to which this Warrant otherwise would be exercisable, the number of shares of Common

Stock or other securities (plus cash in lieu of fractional shares) or cash or property to which such holder would have been entitled pursuant to the terms of the agreement or plan of merger, consolidation, recapitalization or reorganization had such holder exercised this Warrant in full immediately prior to such merger, consolidation, recapitalization or reorganization.

(iii)          If the Company is merged or consolidated with or into one or more corporations, limited liability companies or partnerships under circumstances in which the Company is not the sole surviving corporation, or if the Company sells or otherwise disposes of all or substantially all its assets, (in each case, whether in one transaction or a series of related transactions) and in connection with any such merger, consolidation, sale or other disposition the holders of Common Stock (or Warrant Securities for which this Warrant is then exercisable) receive cash, stock or other securities convertible into equity of the surviving or acquiring corporations or entities, or other securities or property, then in each case after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled to receive upon exercise of this Warrant, in lieu of the shares of Common Stock (or Warrant Securities) as to which this Warrant otherwise would be exercisable, shares of such stock or other securities (plus cash in lieu of fractional shares), cash or property as the holder of this Warrant would have received pursuant to the terms of the merger, consolidation, sale or other disposition had such holder exercised this Warrant in full immediately prior to such merger, consolidation, sale or other disposition.  In the event of any consolidation, merger, sale or other disposition as described in this Section 4(a)(iii), provision shall be made in connection therewith for the surviving or acquiring entity to assume all obligations and duties of the Company hereunder or to issue substitute warrants in lieu of this Warrant with all such changes and adjustments in the number or kind of shares of stock or securities or property thereafter subject to this Warrant or in the Purchase Price as shall be required in connection with this Section 4(a)(iii).

(iv)          If the Company proposes to liquidate and dissolve (other than in connection with a sale described in Section 4(a)(iii) for which appropriate adjustment is made as provided therein), the Company shall give notice thereof as provided in Section 5(b) hereof and shall permit the holder of this Warrant to elect to exercise any unexercised portion hereof at any time within the 10 day period following delivery of such notice and thereby participate as a stockholder of the Company in connection with such liquidation or dissolution.

(b)           Whenever any adjustment is made as provided in any provision of this Section 4:

(i)            the Company shall compute the adjustments in accordance with this Section 4 and shall prepare a certificate signed by an executive officer of the Company setting forth the adjusted number of shares or other securities or property and Purchase Price, as applicable, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Company or its designee; and

(ii)           a notice setting forth the adjusted number of shares or other securities or property and the Purchase Price, as applicable, shall forthwith be prepared and delivered by the Company to the holder of record of each Warrant as promptly as practicable.

(c)           If at any time, as a result of any adjustment made pursuant to this Section 4, the holder of this Warrant shall become entitled, upon exercise hereof, to receive any Warrant Shares other than shares of Common Stock or to receive any Warrant Securities, the number of such other shares or securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner, on terms and with a result as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Stock.

SECTION 5.  Special Agreements of the Company.

(a)           The Company hereby covenants and agrees that it will reserve and set apart and have at all times available for issuance a sufficient number of shares of authorized but unissued Common Stock (and, if applicable, Warrant Securities) from time to time deliverable upon the exercise of the Warrants or any other rights or privileges provided for herein sufficient to enable the Company at all times to fulfill all its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock (or Warrant Securities) shall not be sufficient to effect the exercise of this Warrant at the Purchase Price then in effect, the Company will take such corporate and other action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (and, if applicable, Warrant Securities) to such number of securities as shall be sufficient for such purposes.

(b)           In case the Company proposes:

(i)            to pay any dividend upon the Common Stock or make any distribution or offer any subscription or other rights to the holders of Common Stock;

(ii)           to effect any capital reorganization or reclassification of capital stock of the Company; or

(iii)          to effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company,

then, in any such event, the Company shall cause notice of any such intended action to be given to each holder of the Warrants not less than 15 nor more than 60 days prior to the date on which the transfer books of the Company shall close or a record be taken for such dividend or distribution, or the date when such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, or the date of such other event, as the case may be.

SECTION 6.  Notices.

Any notice or other document required or permitted to be given or delivered to holders of Warrants and holders of Common Stock (or Warrant Securities) shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

(i)            if to the Company, at DepoMed, Inc., 1360 O’Brien Drive, Menlo Park, CA 94025, Fax: (650) 462-9993 Attention: Chief Financial Officer, or such other address as the Company from time to time shall specify to the holders of Warrants in writing; or

(ii)           if to a holder, at its address set forth below, or such other address as the holder or its registered assigns shall have specified to the Company in writing.

Notices given under this Section 6 shall be deemed given only when actually received.

SECTION 7.  Amendment.

This Warrant may not be amended, modified or otherwise altered in any respect except by the written consent of the registered holder of this Warrant and the Company.

SECTION 8.  Successors and Assigns.

This Warrant shall be binding upon and inure to the benefit of the Company and the holder of this Warrant and their respective successors and permitted assigns.

SECTION 9.  Governing Law.

This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts or choice of law principles; provided, however, that issues involving the corporate governance of the Company shall be governed by the laws of the State of California.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officers and accepted by the holder of this Warrant this 21st day of April, 2003.

Accepted and Agreed:	DepoMed, Inc.

By:	By:
Name:		Name: John F. Hamilton
Title:		Title: Vice President of Finance and
Chief Financial Officer
Address for Notices:

NOTICE OF EXERCISE

The undersigned,                           , pursuant to the provisions of the foregoing Warrant, hereby elects to subscribe for and purchase                        shares of the Common Stock, no par value, of DepoMed, Inc. covered by said Warrant (or such number of Warrant Securities currently issuable upon exercise thereof), and makes payment therefor in full at the price per share provided by said Warrant.

Signature:

Dated:

Signature Guarantee:	Address:

Social Security No.

CASHLESS EXERCISE

The undersigned                        , pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for                           shares of Common Stock, no par value, of DepoMed, Inc. (or such number of Warrant Securities currently issuable upon exercise thereof) pursuant to the Cashless Exercise provisions of the Warrant.

Dated:	Signature:

Signature Guarantee:	Address:

Social Security No.

ASSIGNMENT

FOR VALUE RECEIVED                          hereby sells, assigns and transfers unto                        (SS#                    ) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                     , attorney, to transfer said Warrant on the books of DepoMed, Inc.

Dated:	Signature:

Signature Guarantee:	Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED                          hereby assigns and transfers unto                         (SS#                    ) the right to purchase                      shares of the Common Stock, no par value, of DepoMed, Inc. covered by the foregoing Warrant (or such number of Warrant Securities currently issuable upon exercise thereof), and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                         , attorney, to transfer that part of said Warrant on the books of DepoMed, Inc.

Dated:	Signature:

Signature Guarantee:	Address: